UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Soliciting Material under §240.14a-12

JAGUAR HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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200 Pine Street, Suite 400, San Francisco, CA 94104
Tel: 415.371.8300 • Fax: 415.371.8311
https://jaguar.health
April 19, 2021
Dear Stockholder:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Jaguar Health, Inc. (the “Company”) to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Thursday, May 13, 2021, at 8:30 a.m., local time.
At the Annual Meeting you will be asked to (i) elect one (1) Class III director to our Board of Directors, (ii) ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, (iii) approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 150,000,000 shares to 290,000,000 shares, (iv) approve, on a non-binding advisory basis, the compensation paid by us to our named executive officers as disclosed in this proxy statement, (v) indicate, on a non-binding advisory basis, the frequency of future advisory votes to approve the compensation paid by us to our named executive officers, and (vi) approve discretionary authority for the Company to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve proposal (iii).
It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Voting over the Internet, by telephone or by mail will ensure your shares are represented at the annual meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.
Sincerely,
Lisa A. Conte
Chief Executive Officer & President

JAGUAR HEALTH, INC.
200 Pine Street
Suite 400
San Francisco, CA 94104
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 13, 2021
NOTICE HEREBY IS GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Jaguar Health, Inc. (the “Company”) will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Thursday, May 13, 2021, at 8:30 a.m., local time, for the following purposes:
1.   Electing one (1) Class III director (Proposal 1);
2.   Ratifying the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 2);
3.   Approving an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to increase the number of authorized shares of Common Stock from 150,000,000 shares to 290,000,000 shares (Proposal 3);
4.   Approving, on a non-binding advisory basis, the compensation paid by us to our named executive officers as disclosed in the attached Proxy Statement (Proposal 4);
5.   Indicating, on a non-binding advisory basis, the frequency of future advisory votes to approve the compensation paid by us to our named executive officers (Proposal 5);
6.   Approving a proposal to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3 (Proposal 6); and
7.   Such other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.
The board of directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting. Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on April 12, 2021 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
By Order of the Board of Directors.
Lisa A. Conte
Chief Executive Officer & President
San Francisco, California
April 19, 2021
Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on April 12, 2021 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. If you have questions concerning the proposals in the Proxy Statement, would like additional copies of the Proxy Statement or need help in voting your shares of Common Stock, please contact our proxy solicitor Georgeson LLC at 866-821-0284.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held
on May 13, 2021. The proxy materials are available at
https://jaguarhealth.gcs-web.com/financial-information/annual-reports

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).
JAGUAR HEALTH, INC.
200 Pine Street
Suite 400
San Francisco, CA 94104
PROXY STATEMENT
FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 13, 2021
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. The Annual Meeting will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Thursday, May 13, 2021, at 8:30 a.m., local time.
When used in this Proxy Statement, the terms the “Company,” “we,” “us,” “our” and “Jaguar” refer to Jaguar Health, Inc.
The Securities and Exchange Commission (“SEC”) rules require us to provide an annual report to stockholders who receive this Proxy Statement. Accordingly, we have enclosed our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”), which was filed on March 31, 2021, with this Proxy Statement, and we will also provide copies of such documents to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.
The date on which the Notice of 2021 Annual Meeting of Stockholders, this Proxy Statement, the Annual Report and form of proxy card or voting instruction form are first being sent or given to stockholders is on or about April 19, 2021.
GENERAL INFORMATION ABOUT VOTING
Record Date
As of April 12, 2021, the record date for the Annual Meeting (the “Record Date”), 127,906,558 shares of our common stock, par value $0.0001 per share (the “Common Stock”), were issued and outstanding. Only holders of record of our Common Stock as of the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104 for a period of ten (10) days prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting. In addition, as of April 12, 2021, 2,020 shares of our non-voting common stock were outstanding, but these shares will have no voting rights with respect to any of the proposals being considered at the Annual Meeting. Each share of non-voting common stock is convertible into one-one thousand fiftieth (1/1,050th) of a share of Common Stock at the election of the holder thereof. The use of the capitalized term “Common

Stock” in this Proxy Statement and related materials refers only to the Company’s common stock and does not include the Company’s convertible non-voting common stock.
Voting, Quorum and Revocability of Proxies
Each share of Common Stock entitles the holder of record thereof to one vote. No other securities are entitled to be voted at the Annual Meeting. Each stockholder holding Common Stock may vote in person or by proxy on all matters that properly come before the Annual Meeting and any adjournment or postponement thereof (except as otherwise described below).
Stockholders have no right to cumulative voting as to any matter, including the election of directors.
The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of voting at the Annual Meeting. Properly executed proxies marked “ABSTAIN” or “WITHHOLD,” as well as broker non-votes, will be counted as “present” for purposes of determining the existence of a quorum. If a quorum should not be present, either the chairperson of the meeting or a majority in voting power of the stockholders entitled to vote at such meeting may adjourn such meeting from time to time until a quorum is obtained.
Our board of directors is soliciting proxies for use in connection with the Annual Meeting and any postponement or adjournment thereof. If you vote your shares via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Annual Meeting for a vote. For Proposal 1, you may vote “FOR” or “WITHHOLD” authority for one or more of the nominees. For Proposals 2, 3, 4 and 6, you may vote “FOR,” “AGAINST” or “ABSTAIN.” For Proposal 5, you may vote to have future “say on pay votes” held every year, every two years or every three years or you may abstain from this vote.
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares in person at the Annual Meeting. If you hold your shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting in person provided that you present a valid legal proxy from the record holder (i.e., bank, broker, trustee or other nominee) to you.
Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Annual Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy and delivering it to the Secretary of the Company at or before the Annual Meeting or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Annual Meeting to: Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104, Attention: Jonathan S. Wolin. Beneficial owners of our Common Stock who are not holders of record and wish to revoke their proxy should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to revoke their proxy.
The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a validly executed and delivered proxy, the shares represented by such proxy will be voted: (i) “FOR” the nominee for director named in this Proxy Statement, (ii) “FOR” the ratification of the appointment of Mayer Hoffman McCann P.C. (“MHM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, (iii) “FOR” the approval of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to increase the number of authorized shares of Common Stock to 290,000,000 shares, (iv) “FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers; (v) “FOR” the three-year option, as the frequency for the advisory vote on the compensation to be paid to our named executive officers and (vi) “FOR” the approval of discretionary authority for the Company to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3.
We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. We have retained Georgeson LLC to solicit proxies for a base fee of $6,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.
Broker Voting
Brokers holding shares of record in “street name” for a client have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the client regarding how the client wants the shares voted at least 10 days before the date of the meeting; provided the proxy materials are transmitted to the client at least 15 days before the meeting. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Annual Meeting for purposes of determining a quorum, but will be treated as not entitled to vote with respect to non-routine matters.
The proposal to ratify the appointment of MHM as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 2), the proposal to approve an amendment to the COI to increase the number of authorized shares of Common Stock to 290,000,000 shares (Proposal 3) and the proposal to approve discretionary authority for the Company to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3 (Proposal 6) are considered routine matters and brokers will be permitted to vote in their discretion on these matters on behalf of clients who have not furnished voting instructions at least 10 days before the date of the Annual Meeting. In contrast, the proposal to elect directors (Proposal 1), the proposal to approve, on an advisory basis, the compensation paid to our named executive officers (Proposal 4) and the proposal to approve the frequency for the advisory vote on the compensation paid to our named executive officers (Proposal 5) are not considered “routine” items and brokers do not have discretionary authority to vote on behalf of clients on such matters.
Required Vote
Proposal 1 — Election of Class III Director
With respect to the proposal to elect a director (Proposal 1), you may vote in favor of the nominee, withhold your vote as to the nominee or vote in favor of or withhold your vote as to the nominee. The vote required to approve Proposal 1 is governed by Delaware law, the COI, and our Amended and Restated Bylaws (the “Bylaws”) and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors. Stockholders have no right to cumulative voting as to any matter, including the election of directors.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm
With respect to the proposal to ratify the Audit Committee’s appointment of MHM as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 2), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve the proposal is governed by Delaware law, the COI and our Bylaws and is the affirmative vote of the holders of a majority of votes cast on such proposal by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.
Proposal 3 — Amendment to the COI to increase the number of authorized shares of Common Stock from 150,000,000 shares to 290,000,000 shares.
With respect to the proposal to approve an amendment to the COI to increase the number of authorized shares of Common Stock from 150,000,000 shares to 290,000,000 shares (Proposal 3), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve the proposal is governed by Delaware law, the COI and our Bylaws and is the affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of the record date. As a result, abstentions will have the same practical effect as a vote against Proposal 3. Proposal 3 is also subject to our Board of Directors’ authority to abandon such amendment to the COI as set forth elsewhere in this Proxy Statement.
Proposal 4 — Advisory Vote on Executive Compensation
With respect to the advisory vote on the approval of compensation of our named executive officers (Proposal 4), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve the proposal is governed by Delaware law, the COI and our Bylaws and is the affirmative vote of the holders of a majority of the votes cast on such proposal by shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 4.
Proposal 5 — Advisory Vote on Frequency of Named Executive Officer Compensation Advisory Votes
With respect to the advisory vote on the frequency of “say on pay” votes in the future (Proposal 5), stockholders may vote whether to hold “say on pay” votes every one, two or three years or abstain from voting. We will consider the interval selected by the highest number of votes cast to be the recommendation of the stockholders. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 5. Because your vote is advisory, it will not be binding on the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when determining the frequency for holding an advisory vote on the compensation of the Company’s named executive officers.
Proposal 6 — Adjournment
With respect to the proposal to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 6 is governed by Delaware law, our COI and our Amended and Restated Bylaws and is the affirmative vote of the holders of a majority of votes cast affirmatively or negatively (excluding abstentions and broker non-votes), provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 6.
NO DISSENTERS’ RIGHTS
The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key scientific or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our annual report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”).
Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.
All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of April 12, 2021 for:
•
each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our named executive officers;

•
each of our directors; and

•
all directors and named executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants or convertible securities held by such persons that are currently exercisable or convertible or exercisable or convertible within 60 days of April 12, 2021, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Percentage of beneficial ownership is based on 127,906,558 shares of Common Stock and 2,020 shares of non-voting common stock outstanding as of April 12, 2021.
Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, California 94104.
Name and address of beneficial owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named executive officers and directors:
Lisa A. Conte(1)	963,006	*
Steven R. King, Ph.D(2)	307,011	*
Jonathan S. Wolin(3)	221,780	*
Carol R. Lizak(4)	77,270	*
James J. Bochnowski(5)	940,729	*
Jonathan B. Siegel(6)	207,220	*
John Micek III(7)	97,494	*
Greg Divis(8)	89,445	*
All current executive officers and directors as a group (8 persons)(9)	2,903,955	2.26%

*
Less than 1%.

(1)
Represents (i) 32 shares of Common Stock (ii) 925,474 shares of Common Stock issuable to Ms. Conte under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 12, 2021, and (iii) Bridge Warrants exercisable into 37,500 shares of Common Stock. The weighted average exercise price of the 925,474 stock options is $6.99.

(2)
Represents (i) 6 shares of Common Stock and (ii) 307,005 shares of Common Stock issuable to Dr. King under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 12, 2021. The weighted average exercise price of the 307,005 stock options is $7.22.

(3)
Represents 221,780 shares of Common Stock issuable to Mr. Wolin under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 12, 2021. The weighted average exercise price of the 221,780 stock options is $1.71.

(4)
Represents 77,270 shares of Common Stock issuable to Ms. Lizak under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 12, 2021. The weighted average exercise price of the 69,104 stock options is $1.37.

(5)
Represents (i) 181,895 shares of Common Stock, (ii) 178,770 shares of Common Stock issuable to Mr. Bochnowski under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 12, 2021, and (iii) Series 1, Series 2, and Bridge Warrants exercisable into 579,912 shares of Common Stock. The weighted average exercise price of the 178,770 stock options is $10.80.

(6)
Represents (i) 13,276 shares of Common Stock, (ii) 152,337 shares of Common Stock issuable to Mr. Siegel under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 12, 2021, and (iii) Series 1, Series 2, and Bridge Warrants exercisable into 41,036 shares of Common Stock. The weighted average exercise price of the 52,337 stock options is $3.44.

(7)
Represents 97,494 shares of Common Stock issuable to Mr. Micek under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 12, 2021. The weighted average exercise price of the 97,494 stock options is $10.11.

(8)
Represents 89,445 shares of Common Stock issuable to Mr. Divis under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 12, 2021. The weighted average exercise price of the 89,445 stock options is $3.10.

(9)
See footnotes (1 – 8).

PROPOSAL 1 — ELECTION OF DIRECTORS
Nominee
Our Board of Directors currently consists of five (5) members, James J. Bochnowski, Lisa A. Conte, Greg J. Divis, John Micek III and Jonathan B. Siegel, who are divided into three classes with staggered three-year terms. The Board has nominated Greg J. Divis for election as the Class III director. If elected as the Class III director at the Annual Meeting, Mr. Divis will serve and hold office for a three-year term expiring at the 2024 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.
The nominee has consented to continue his service as a director if elected. If the nominee should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee), allow the vacancy to remain open until a suitable candidate is located, or fill the position. The nominee for director is, at present, a director of Jaguar and has been nominated by our Nominating and Corporate Governance Committee and ratified by our full Board.
Vote Required
The vote required to approve Proposal 1 is the plurality of the votes cast by the holders of shares of Common Stock represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors. Stockholders have no right to cumulative voting as to any matter, including the election of directors.
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal No. 1 to elect Greg J. Divis as a Class III director.
Information Regarding the Board of Directors and Director Nominees
The following table lists our directors and proposed director nominee, their respective ages and positions as of April 12, 2021:
Name	Age	Position
James J. Bochnowski(1)(2)(3)	77	Chairman of the Board (Class I)
Lisa A. Conte	61	Chief Executive Officer, President and Director (Class I)
Greg J. Divis	54	Director (Class III)
John Micek III(1)(3)	68	Director (Class II)
Jonathan B. Siegel(1)(2)	47	Director (Class I)

(1)
Member of the audit committee.

(2)
Member of the compensation committee.

(3)
Member of the nominating committee.

James J. Bochnowski.   Mr. Bochnowski has served as a member of our board of directors since February 2014 and as Chairperson of our board since June 2014. Since 1988, Mr. Bochnowski has served as the founder and Managing Member of Delphi Ventures, a venture capital firm. In 1980, Mr. Bochnowski co-founded Technology Venture Investors. Mr. Bochnowski holds an M.B.A. from Harvard University Graduate School of Business and a B.S. in Aeronautics and Astronautics from Massachusetts Institute of Technology.
We believe Mr. Bochnowski is qualified to serve on our board of directors due to his significant experience with venture capital backed healthcare companies and experience as both an executive officer and member of the board of directors of numerous companies.

Lisa A. Conte.   Ms. Conte has served as our President, Chief Executive Officer and a member of our board of directors since she founded the company in June 2013. Ms. Conte also serves as the Chief Executive Officer and a member of the board of our wholly-owned subsidiary, Napo Pharmaceuticals, Inc. (“Napo”), since she founded the company in November 2001. In 1989, Ms. Conte founded Shaman Pharmaceuticals, Inc., a natural product pharmaceutical company. Ms. Conte is also currently a member of the board of directors of Healing Forest Conservatory, a California not-for-profit public benefit corporation Ms. Conte holds an M.S. in Physiology and Pharmacology from the University of California, San Diego, and an M.B.A. and A.B. in Biochemistry from Dartmouth College.
We believe Ms. Conte is qualified to serve on our board of directors due to her extensive knowledge of our company and experience with our product and product candidates, as well as her experience managing and raising capital for public and private companies.
Greg J. Divis.   Mr. Divis has served as a member of our board of directors since June 14, 2018. Mr. Divis currently serves as the Chief Executive Officer of Avadel Pharmaceuticals plc (“Avadel”), an emerging branded specialty pharmaceutical company he joined in 2017. He served as a Chief Operating Officer at Avadel from January 2017 through December 2018. He served as a board member at Tolero Pharmaceuticals, Inc., a privately held oncology development company, from May 2015 until its sale to Dainippon Sumitomo in June 2017. Prior to Avadel he served as an Operating Partner for Linden Capital Partners, a healthcare-focused middle market private equity firm. Previous roles also include President and Chief Executive Officer of Lumara Health, Inc., a specialty-branded pharmaceutical company focused on women’s health, where Mr. Divis led the successful turnaround and transformation of the business resulting in a series of transactions culminating in the successful sale to AMAG Pharmaceuticals, Inc. Mr. Divis has also held such notable roles as Vice President, Business Development & Lifecycle Management at Sanofi-Aventis, and Vice-President and General Manager, UK and Ireland, for Schering-Plough Corporation. He currently serves on the board of directors of Avadel Pharmaceuticals and previously served on the board of directors of Tolero Pharmaceuticals. Mr. Divis is a graduate of the University of Iowa.
We believe Greg J. Divis is qualified to serve on our board of directors due to his extensive experience in the pharmaceutical industry and experience as both an executive officer and member of the board of directors of other companies.
John Micek III.   Mr. Micek has served as a member of our board of directors since April 2016. From 2000 to 2010, Mr. Micek was managing director of Silicon Prairie Partners, LP, a Palo Alto, California based family-owned venture fund. Since 2010, Mr. Micek has been managing partner of Verdant Ventures, a merchant bank dedicated to sourcing and funding university and corporate laboratory spinouts in areas including pharmaceuticals and cleantech. Mr. Micek serves on the board of directors of Armanino Foods of Distinction, Innovare Corporation and JAL/Universal Assurors. He is also a board member and the Chief Executive Officer and Chief Financial Officer of Enova Systems and from March 2014 to August 2015 he served as interim Chief Financial Officer for Smith Electric Vehicles, Inc. Mr. Micek is a cum laude graduate of Santa Clara University and the University of San Francisco School of Law, and is a practicing California attorney specializing in financial services.
We believe Mr. Micek is qualified to serve on our board of directors due to his many years of executive experience in management and on boards of director of other companies.
Jonathan B. Siegel.   Mr. Siegel has served as a member of our board of directors since March 2018. Mr. Siegel is founder of JBS Healthcare Ventures, which pursues investments in public and private healthcare entities. He also serves as a member of the board of Sol-Gel Technologies, Ltd, a Nasdaq-listed company since 2018. In 2017 he left Kingdon Capital, where he was a principal of the firm, a member of the executive committee and the sector head for healthcare. He joined Kingdon in 2011 and has more than 20 years of investment experience. Prior to joining Kingdon, Mr. Siegel was with SAC Capital Advisors from 2005 to 2011, serving as a portfolio manager for healthcare starting in 2007. Before joining SAC, he was an associate director of pharmaceutical and specialty pharmaceutical research with Bear, Stearns & Co., a research associate with Dresdner Kleinwort Wasserstein, specializing in pharmaceuticals, a consultant to the Life Sciences Division of Computer Sciences Corporation; a research associate at the Novartis Center for Immunobiology, Harvard Medical School, Beth Israel Deaconess Medical Center, and a research assistant at Tufts University School of Medicine. Additionally, he previously served on the board of KV Pharmaceutical Company. Mr. Siegel received a BS in Psychology from Tufts University in 1995 and an MBA from Columbia Business School in 1999.
We believe Mr. Siegel is qualified to serve on our board of directors due to his extensive experience in the pharmaceutical investment sector.
There are no family relationships among any of our executive officers or among any of our executive officers and our directors. There is no arrangement or understanding between any director and any other person pursuant to which the director was selected except to the extent provided in our Certificate of Designation.
See “Corporate Governance” and “Compensation of Directors and Executive Officers” below for additional information regarding the Board of Directors.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and the Board of Directors is asking stockholders to ratify that selection. Representatives of Mayer Hoffman McCann P.C. are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.
Independent Registered Public Accounting Firm Services and Fees
Current Principal Accountant Fees and Services
Mayer Hoffman McCann P.C. served as our independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2020. The following table represents the aggregate fees billed to us by Mayer Hoffman McCann P.C. in 2019 and 2020 for audit and other services rendered.
	Years ended December 31,
	2020	2019
Audit Fees	$1,044,039	$570,497
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,044,039	$570,497
Audit fees include fees and out-of-pocket expenses, whether or not yet invoiced, for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements. In 2019 and 2020, audit fees also include fees for our follow-on public offerings and services provided in connection with the issuance of consents for other SEC filings. Substantially all of Mayer Hoffman McCann P.C.’s (“MHM”) personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.
Former Principal Accountant Fees and Services
On April 2, 2019, BDO USA, LLP notified us that it declined to stand for re-election as our independent registered public accounting firm for the fiscal year ending December 31, 2019. This change became effective on April 10, 2019 upon the filing of our Form 10-K for the year ended December 31, 2018. The reports of BDO USA, LLP on our consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 contained explanatory paragraphs regarding our ability to continue as a going concern and a change in its accounting method for recognizing revenue from contracts with customers due to the adoption of Topic 606: Revenue from Contracts with Customers, and contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2018 and 2017, and in the subsequent interim period through April 2, 2019, there were no disagreements with BDO USA, LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference to the matter in its reports on the financial statements for such years.

BDO USA, LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2018. The following table represents the aggregate fees billed to us by BDO USA, LLP in 2019 and 2020 for audit and other services rendered:
	Years ended December 31,
	2020	2019
Audit Fees	$—	$—
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	100,00	117,186
Total	$100,000	$117,186
Fees referenced in the table above include fees for our follow-on public offering, auditor transition fees, as well as services provided in connection with the issuance of consents for other SEC filings.
Policy on Audit Committee Preapproval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm
As specified in the Audit Committee charter, the Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the receipt of such services. Thus, the Audit Committee approved 100% of the services set forth in the above table prior to the receipt of such services and no services were provided under the permitted de minimis threshold provisions.
The Audit Committee determined that the provision of such services was compatible with the maintenance of the independence of Mayer Hoffman McCann P.C. and BDO USA, LLP.
Vote Required
The vote required to approve Proposal 2 is the affirmative vote of the holders of a majority of votes cast by holders of shares of our Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal No. 2 to ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK
At the Annual Meeting, holders of our Common Stock will be asked to approve an amendment to the COI to increase the number of authorized shares of Common Stock from 150 million shares to 290 million shares (the “Amendment”). The Amendment is set forth on the Certificate of Seventh Amendment to the COI, which is attached hereto as Annex A and is incorporated by reference into this Proxy Statement. The text of Annex A remains subject to modification, except to change the number of authorized shares, to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to implement the increase in our authorized shares to 290 million shares.
Background
The COI currently authorizes us to issue a total of 150,000,000 shares of common stock, $0.0001 par value, 50,000,000 shares of non-voting common stock, $0.0001 par value, and 4,475,074 shares of preferred stock, $0.0001 par value. The Board has approved, and is seeking stockholder approval of, an amendment to the COI to implement an increase in the number of shares of authorized Common Stock from 150,000,000 shares to 290,000,000 shares.
Of the 150,000,000 shares of Common Stock currently authorized by the COI, as of April 12, 2021, 127,906,558 shares are issued and outstanding, 1,690,354 shares are reserved for issuance upon exercise of existing stock purchase warrants, 7,941,215 shares are reserved for future issuance under existing equity incentive awards, 2,716,218 shares are available for grant under the Company’s 2014 Stock Incentive Plan and 329,182 shares are available for grant under the Company’s Inducement Award Plan. Therefore, we currently have less than 7% of our total authorized shares of Common Stock available for future issuance.
The Board has unanimously determined that the Amendment is advisable, subject to exercising its discretion not to implement as disclosed below, and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Amendment. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), we are hereby seeking approval of the Amendment by our stockholders.
Even if Proposal 3 is approved at the Annual Meeting, the Board reserves the right to elect not to proceed with and abandon the Amendment if circumstances change and it determines, in its sole discretion at any time, that this proposal is no longer in the best interests of our stockholders. In addition, if the Board determines that it is advisable and in the Company’s best interests to change the number of authorized shares of our Common Stock other than an increase to 290 million authorized shares of Common Stock, the Board would have to approve such amendment to the COI changing the number of authorized shares of our Common Stock and submit such amendment to the stockholders of the Company for approval prior to the Company implementing any such change in the number of authorized shares of our Common Stock.
No changes to the COI are being proposed with respect to the number of authorized shares of non-voting common stock or preferred stock. Other than the proposed increase in the number of authorized shares of Common Stock, the Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of Common Stock to be authorized pursuant to the proposed amendment will be of the same class of Common Stock as is currently authorized under the COI.
Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to the COI to increase the number of authorized shares of Common Stock, and we will not independently provide stockholders with any such rights.
Reasons for the Amendment
The Board believes that the proposed increase in the number of authorized shares of Common Stock will benefit us by providing the shares needed to raise additional capital to execute our business plan as well as improving our flexibility in responding to future business opportunities. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including the consummation of equity-based financings involving Common

Stock or securities convertible into or exercisable for Common Stock (“equity-linked securities”) including refinancings of current or future indebtedness involving the issuance of Common Stock or equity-linked securities, acquisition or strategic joint venture transactions involving the issuance of Common Stock or equity-linked securities, grants of Common Stock and equity-linked securities to the Company’s current and future employees and consultants, or for other general purposes that the Board may deem advisable from time to time. In recent months, we have explored opportunities to raise funds from strategic or financial partners and determined that any such potential transaction would very likely require an increase in the number of authorized shares. We are seeking approval for the Amendment at this time because opportunities requiring prompt action may arise in the future, and the Board believes the delay and expense in seeking approval for additional authorized Common Stock at the Annual Meeting could deprive us of the ability to take advantage of potential opportunities.
Without an increase in the number of authorized shares of Common Stock, we may be constrained in our ability to raise capital, may not be able to fund our operations, and may lose important business opportunities, which could adversely affect our financial performance and growth. In addition, our future success depends upon our ability to attract, retain and motivate highly skilled employees, and if this proposal is not approved by our stockholders, the lack of any available unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals.
In determining the size of the proposed authorized share increase, the Board considered a number of factors, including the amount of capital needed to fund our operations, the potential terms needed to raise additional capital including the potential issuance of warrants to purchase Common Stock associated with equity financings and that over a number of years we may potentially need additional shares in connection with future equity transactions, acquisitions or other strategic transactions. If the stockholders do not approve this proposal, then we believe that we will not have the needed additional shares available to raise the capital to undertake the transactions described above, including but not limited to raising additional capital that we believe we may need in the future to execute our business plan, and there is an enhanced risk that we may default on our debt covenants in the future.
Potential Effects of the Amendment
The proposed increase in the number of authorized shares of Common Stock will not have any immediate effect on the rights of our existing stockholders. The Board will have the authority to issue the additional shares of Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed. The issuance of additional shares of Common Stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their Common Stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our Common Stock.
It is possible that a subsequent issuance of these shares could have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely. Issuances of additional shares of our Common Stock could dilute the earnings per share and book value per share of our outstanding Common Stock and dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. While it may be deemed to have potential anti-takeover effect, the proposal to increase the authorized Common Stock is not prompted by any specific effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company.
The additional authorized shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Except for the right of certain holders of our warrants to purchase Common Stock, who have the right to purchase their pro rata portion of new shares of Common Stock and other securities offered by the Company in subsequent financings, our stockholders do not have preemptive rights with respect to our Common Stock. Therefore, should the Board determine to issue additional shares of Common

Stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.
Effectiveness of Amendment
If the vote of the Company’s stockholders required to approve the Amendment set forth in this Proposal 3 is obtained and the Board does not abandon the Amendment, we will file the Amendment with the Secretary of State of the State of Delaware at such time as the Board determines in its sole discretion. If the vote of the Company’s stockholders required to approve the Amendment set forth in this Proposal 3 is not obtained, the Amendment will not become effective and the number of authorized shares of our Common Stock will remain at 150,000,000 shares of Common Stock until a subsequent amendment authorizing a different number of authorized shares of Common Stock is approved by the stockholders of the Company.
Required Vote of Stockholders
To approve the increase in the number of authorized shares of Common Stock, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of the record date is required. Because approval is based on the affirmative vote of a majority of the outstanding shares of Common Stock, abstentions will be counted for purposes of establishing quorum, and if a quorum is present, will have the same effect as a vote “AGAINST” this proposal.
The Board has unanimously approved and declared advisable the Amendment set forth in this Proposal 3 and unanimously recommends that the stockholders of the Company vote “FOR” the Amendment set forth in this Proposal 3.

PROPOSAL 4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
As of January 1, 2021, we are no longer an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As a result, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are required to provide holders of our Common Stock, not less frequently than once every three years, with an opportunity at the Annual Meeting to vote, on an advisory basis, on the approval of the compensation of our named executive officers as disclosed herein. Please read the executive compensation section of this Proxy Statement for a detailed discussion about our executive compensation programs, including information about the compensation of our named executive officers for fiscal year 2020. Because the vote of holders of our Common Stock is advisory, it will not be binding on the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Background
Our executive compensation program is designed to:
•
enable us to attract, motivate and retain the level of successful, qualified executive leadership talent necessary to achieve our long-term goals;

•
align the economic interests of our executives with those of our stockholders;

•
reward Company and individual performance; and

•
be well understood and perceived as fundamentally fair to all stakeholders, including participants and stockholders.

Our Compensation Committee and our Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.
We are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, our general compensation policies, the compensation of our Board, or our compensation policies as they relate to risk management. Rather, this vote relates to the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote, on an advisory basis, “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders of Jaguar Health, Inc. (the “Company”) hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this Proxy Statement.”
Required Vote of Stockholders
The vote required to approve Proposal 4 is the affirmative vote of the holders of a majority of the total votes cast on the proposal at the Annual Meeting, either in person or by proxy. As a result, abstentions will have the same practical effect as a vote against Proposal 4.
Although the “say on pay” vote we are asking you to cast is non-binding, the Board and Compensation Committee value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal 4 to approve, on an advisory basis, of the compensation paid to our named executive officers.

PROPOSAL 5 — ADVISORY VOTE ON FREQUENCY OF NAMED EXECUTIVE OFFICER COMPENSATION ADVISORY VOTES
As previously noted, as of January 1, 2021, we are no longer an “emerging growth company” as defined in the JOBS Act. As a result, in accordance with Section 14A of the Exchange Act, we are required to provide holders of our Common Stock with an opportunity at the Annual Meeting to vote, on an advisory basis, on how frequently we should have “say on pay” votes in the future. Stockholders may vote whether to hold “say on pay” votes every one, two or three years. We will consider the interval selected by the highest number of votes cast to be the recommendation of the stockholders. Because your vote is advisory, it will not be binding on the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when determining the frequency of the Company’s “say on pay” votes.
The Board recognizes the value of receiving input from the Company’s stockholders on important issues such as the Company’s compensation programs. However, it believes that a well-structured compensation program should include plans that drive creation of stockholder value over the long-term rather than focus on short term results. The three-year voting cycle allows stockholders to review compensation over a longer period of time, providing sufficient time to evaluate the impact of changes made in one year where outcomes may not be immediately known. In addition, a three-year voting cycle is more closely aligned with a longer-term view of compensation and consistent with the vesting period we typically use for equity awards. Further, our stockholders have the opportunity to provide additional feedback on important matters involving executive compensation even in the years when “say on pay” votes do not occur. For example, the rules of Nasdaq require that we seek stockholder approval for new employee equity compensation plans and material revisions thereto. The Board therefore recommends that our stockholders select “3 Years” when voting on the frequency of the advisory vote on executive compensation.
Required Vote of Stockholders
The option of one year, two years, or three years that receives the highest number of votes cast by holders of Common Stock will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Although this advisory vote on frequency is not binding, the Board and Compensation Committee value the views of our stockholders as to what is an appropriate frequency for advisory on executive compensation, and welcome the stockholders’ recommendation on this proposal. If a plurality of votes is cast in favor of an interval other than three years, the Board intends to consider that alternative frequency prior to determining the frequency for “say on pay” votes to be submitted to stockholders in the future.
The Board of Directors unanimously recommends that the stockholders vote “FOR” the three-year option in Proposal 5 as the frequency for the advisory vote on named executive officer compensation.

PROPOSAL 6  —  GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE ANNUAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES
Although it is not expected, the Annual Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Annual Meeting may be made without notice, other than by the announcement made at the Annual Meeting, by approval of the holders of a majority of the outstanding shares of our Common Stock, present in person or by proxy and entitled to vote at the Annual Meeting. We are soliciting proxies to grant discretionary authority to the chairperson of the Annual Meeting to adjourn the Annual Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposal 3. The chairperson will have the discretion to decide whether or not to use the authority granted to such person pursuant to this Proposal 6 to adjourn the Annual Meeting.
Required Vote of Stockholders
To approve the grant of discretionary authority to the chairperson of the Annual Meeting to adjourn the Annual Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposal 3, the affirmative vote of the holders of a majority of votes cast by shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required. Although failure to submit a proxy or vote in person at the Annual Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Annual Meeting will make it more difficult to meet the requirement under our bylaws that the holders of a majority of the our capital stock issued and outstanding and entitled to vote at the Annual Meeting be present in person or by proxy to constitute a quorum at the Annual Meeting.
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal 6 to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposal 3.

CORPORATE GOVERNANCE
Director Independence
Our Common Stock is listed on The Nasdaq Capital Market. Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the company’s board of directors, such person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, our board of directors, or any other board committee (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors periodically undertakes a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that four of our five directors (i.e., Mr. Bochnowski, Mr. Micek, Mr. Siegel and Mr. Divis) do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq rules. Our board of directors also determined that Mr. Micek (chairperson), Mr. Bochnowski, and Mr. Siegel, who comprise our Audit Committee, Mr. Bochnowski (chairperson) and Mr. Siegel, who comprise our Compensation Committee, and Mr. Bochnowski and Mr. Micek, who comprised our Nominating Committee, satisfy the independence standards for those committees established by applicable SEC rules and the Nasdaq rules and listing standards.
In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
Audit Committee
The members of our Audit Committee are Mr. Micek, Mr. Bochnowski, and Mr. Siegel. Mr. Micek is the chairperson of the Audit Committee. Our Audit Committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

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monitoring our internal control over financial reporting, disclosure controls and procedures and code of conduct;

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discussing our risk management policies;

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establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

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reviewing and approving or ratifying any related person transactions; and

•
preparing the Audit Committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.
Our board of directors has determined that each of Mr. Micek, Mr. Bochnowski, and Mr. Siegel is an independent director under Nasdaq rules and under Rule 10A-3. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has determined that Mr. Micek is an “audit committee financial expert,” as defined by applicable SEC rules, and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations.
The Audit Committee held four meetings in 2020. The audit committee has adopted a written charter approved by our board of directors, which is available on our website at: https://jaguarhealth.gcs-web.com/static-files/aeabd726-16c2-4219-a755-475e9c87b851
Compensation Committee
The members of our Compensation Committee are Mr. Bochnowski (chairperson) and Mr. Siegel. Mr. Bochnowski is the chairperson of the Compensation Committee. Our Compensation Committee’s responsibilities include:
•
determining, or making recommendations to our board of directors with respect to, the compensation of our Chief Executive Officer;

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determining, or making recommendations to our board of directors with respect to, the compensation of our other executive officers;

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overseeing and administering our cash and equity incentive plans;

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reviewing and making recommendations to our board of directors with respect to director compensation; and

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preparing the Compensation Committee report and necessary disclosure in our annual proxy statement in accordance with applicable SEC rules.

To determine compensation, the Compensation Committee, with input from the Chief Executive Officer (who does not participate in the deliberations regarding her own compensation), reviews, at least annually, and makes recommendations to the board of directors appropriate compensation levels for each executive officer of the Company. The Compensation Committee considers all factors it deems relevant in setting executive compensation.
Our board has determined that each of Mr. Bochnowski (chairperson) and Mr. Siegel is independent under the applicable Nasdaq rules and regulations, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.
The Compensation Committee held one meeting in 2020. All compensation-related matters were approved at the board of directors’ level. The Compensation Committee has adopted a written charter approved by the board of directors, which is available on our website at: https://jaguarhealth.gcs-web.com/static-files/653862da-1aa9-4819-b559-5c5654189e80. Under its charter, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in its charter but only after taking into consideration factors relevant to the compensation consultant’s independence from management specified in Nasdaq Listing Rule 5605(d)(3)(D). The Compensation Committee currently has not retained or sought advice from a compensation consultant.

Nominating Committee
The members of our Nominating Committee are Mr. Bochnowski and Mr. Micek. Our Nominating Committee’s responsibilities include:
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identifying individuals qualified to become members of our board of directors;

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evaluating qualifications of directors;

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recommending to our board of directors the persons to be nominated for election as directors and to each of the committees of our board of directors; and

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overseeing an annual evaluation of our board of directors.

The Nominating Committee did not hold any meetings in 2020. All nomination-related matters were approved at the board of directors’ level. The Nominating Committee has adopted a written charter approved by the board of directors, which is available on our website at: https://jaguarhealth.gcs-web.com/static-files/02dfed04-9508-44cd-a96a-3215e565111c.
Meetings and Attendance During 2020
The board of directors held 21 meetings in 2020. Each director who served as a director during 2020 participated in 75% or more of the meetings of the board of directors and of the committees on which he or she served, if any, during the year ended December 31, 2020 (during the period that such director served).
We do not have a written policy on director attendance at annual meetings of stockholders. We encourage, but do not require, our directors to attend the Annual Meeting. One director attended the 2020 Annual Meeting of Stockholders.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our President and Chief Executive Officer, our Chief Financial Officer and other employees who perform financial or accounting functions. The Code of Business Conduct and Ethics sets forth the basic principles that guide the business conduct of our employees. A current copy of the code is on our website at https://jaguarhealth.gcs-web.com/corporate-governance. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions on our website to the extent required by applicable rules and exchange requirements. The inclusion of our website address in this proxy statement does not incorporate by reference the information on or accessible through our website into this proxy statement.
Policy Against Pledging and Hedging of the Company’s Securities
Our Policy on Insider Trading and Tipping expressly prohibits directors, officers, employees and other persons determined by us to be “Insiders,” including their immediate family members sharing the same household and entities over which they exercise control, from engaging in hedging transactions involving our securities (or any other financial transactions that are designed to hedge or offset any decrease in market value of our equity securities) without advance approval from the Compliance Officer. The policy similarly prohibits such individuals from holding our securities in a margin account and pledging our securities as collateral for loans without advance approval from the Compliance Officer. The policy applies to all of our securities held, excluding the exercise of options for cash under an equity plan of the Company, bona fide gifts of our securities and transactions in our securities made through an authorized Rule 10b5-1 trading plan. There were no exceptions approved by the Compliance Officer during the last fiscal year.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee has ever been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or Compensation Committee or other board committee performing equivalent functions of any entity that has one or more of its executive officers serving on our board of directors or Compensation Committee.

Limitation of Liability and Indemnification
The COI and Bylaws contain provisions that limit the personal liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•
any breach of the director’s duty of loyalty to us or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•
any transaction from which the director derived an improper personal benefit.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies, such as injunctive relief or rescission.
The COI provides that we indemnify our directors to the fullest extent permitted by Delaware law. In addition, our Bylaws provide that we indemnify our directors and officers to the fullest extent permitted by Delaware law. Our Bylaws also provide that we shall advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity, regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by our board of directors. With certain exceptions, these agreements provide for indemnification for related expenses including, among others, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in the COI and Bylaws and our indemnification agreements, may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty of care. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers. There is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
Board Leadership Structure
Our Bylaws and corporate governance guidelines provide our board of directors with flexibility in its discretion to combine or separate the positions of Chairperson of the board of directors and chief executive officer. As a general policy, our board of directors believes that separation of the positions of Chairperson and chief executive officer reinforces the independence of the board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the board of directors as a whole. We expect and intend the positions of Chairperson of the board and chief executive officer to be held by two individuals in the future.
Risk Oversight
Our board of directors monitors our exposure to a variety of risks through our Audit Committee. Our Audit Committee charter gives the Audit Committee responsibilities and duties that include discussing with management and the independent auditors our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

Our Audit Committee is also responsible for monitoring and controlling exposures to cybersecurity risks and discussing such risks with management.
Nomination of Directors
There have been no material changes to the procedures by which stockholders may recommend nominees to our board of directors. Recommendations to the board of directors for election as directors of Jaguar at an annual meeting may be made only by the Nominating Committee or by the Company’s stockholders (through the Nominating Committee) who comply with the timing, informational, and other requirements of our Bylaws. Stockholders have the right to recommend persons for nomination by submitting such recommendation, in written form, to the Nominating Committee, and such recommendation will be evaluated pursuant to the policies and procedures adopted by the board of directors. Such recommendation must be delivered to or mailed to and received by the Secretary of the Company at the principal executive offices not less than 90 days nor more than 120 calendar days prior to the first anniversary of the date the preceding year’s annual meeting, except that if no annual meeting of stockholders was held in the preceding year or if the date of the annual meeting of stockholders has been changed by more than 30 calendar days from the date contemplated at the time of the preceding year’s proxy statement, the notice shall be received by the Secretary at the Company’s principal executive offices not less than 150 calendar days prior to the date of the contemplated annual meeting or the date that is 10 calendar days after the date of the first public announcement or other notification to stockholders of the date of the contemplated annual meeting, whichever first occurs. The deadline to submit recommendations for election as directors at the 2021 Annual Meeting has already passed.
The Nominating Committee, in accordance with the board of directors’ governance principles, seeks to create a board that has the ability to contribute to the effective oversight and management of the Company, that is as a whole strong in its collective knowledge of and diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business judgment, biotechnology industry knowledge, corporate governance and global markets. The Nominating Committee does not currently have a policy with regard to the consideration of diversity in identifying director nominees. When the Nominating Committee reviews a potential new candidate, the Nominating Committee looks specifically at the candidate’s qualifications in light of the needs of the board of directors and the Company at that time given the then current mix of director attributes.
General criteria for the nomination and evaluation of director candidates include:
•
loyalty and commitment to promoting the long term interests of the Company’s stockholders;

•
the highest personal and professional ethical standards and integrity;

•
an ability to provide wise, informed and thoughtful counsel to top management on a range of issues;

•
a history of achievement that reflects superior standards for themselves and others;

•
an ability to take tough positions in constructively-challenging the Company’s management while at the same time working as a team player; and

•
individual backgrounds that provide a portfolio of personal and professional experience and knowledge commensurate with the needs of the Company.

The Nominating Committee must also ensure that the members of the board of directors as a group maintain the requisite qualifications under the applicable Nasdaq Stock Market listing standards for populating the Audit, Compensation and Nominating Committees.
Written recommendations from a stockholder for a director candidate must include the following information:
•
the stockholder’s name and address, as they appear on our corporate books;

•
the class and number of shares that are beneficially owned by such stockholder;

•
the dates upon which the stockholder acquired such shares; and

•
documentary support for any claim of beneficial ownership.

Additionally, the recommendation needs to include, as to each person whom the stockholder proposes to recommend to the Nominating Committee for nomination to election or reelection as a director, all information relating to the person that is required pursuant to Regulation 14A under the Exchange Act, as amended, and evidence satisfactory to us that the nominee has no interests that would limit their ability to fulfill their duties of office.
Once the Nominating Committee receives a recommendation, it will deliver a questionnaire to the director candidate that requests additional information about his or her independence, qualifications and other information that would assist the Nominating Committee in evaluating the individual, as well as certain information that must be disclosed about the individual in the Company’s proxy statement, if nominated. Individuals must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating Committee.
The Nominating Committee will review the stockholder recommendations and make recommendations to the board of directors that the Committee feels are in the best interests of the Company and its stockholders.
The Nominating Committee has not received any recommendations from stockholders for the Annual Meeting.
Communications with the Board of Directors
Stockholders may contact an individual director or the board of directors as a group, or a specified board committee or group, including the non-employee directors as a group, by the following means:
Mail:
Attn: Board of Directors
Jaguar Health, Inc.
200 Pine Street, Suite 400
San Francisco, CA 94104

Email:
AskBoard@jaguar.health

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We also may refer communications to other departments within the Company. We generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests the Company’s general information.
Complaint and Investigation Procedures for Accounting, Internal Accounting Controls, Fraud or Auditing Matters
We have created procedures for confidential submission of complaints or concerns relating to accounting or auditing matters and contracted with Nasdaq to facilitate the gathering, monitoring and delivering reports on any submissions. As of the date of this report, there have been no submissions of complaints or concerns to Nasdaq. Complaints or concerns about our accounting, internal accounting controls or auditing matters may be submitted to the Audit Committee and our executive officers by contacting Nasdaq. Nasdaq provides phone, internet and e-mail access and is available 24 hours per day, seven days per week, 365 days per year. The hotline number is 1-844-417-8861 and the website is https://www.openboard.info/jagx. Any person may submit a written Accounting Complaint to jagx@openboard.info.
Our Audit Committee under the direction and oversight of the Audit Committee Chair will promptly review all submissions and determine the appropriate course of action. The Audit Committee Chair has the authority, in his discretion, to bring any submission immediately to the attention of other parties or persons, including the full board of directors, accountants and attorneys. The Audit Committee Chair shall determine the appropriate means of addressing the concerns or complaints and delegate that task to the appropriate member of senior management, or take such other action as it deems necessary or appropriate to address the complaint or concern, including obtaining outside counsel or other advisors to assist the Audit Committee.

EXECUTIVE OFFICERS
Our executive officers as of the date of this proxy statement are as follows:
Name	Age	Position
Lisa A. Conte	62	Chief Executive Officer, President and Director
Steven R. King, Ph.D.	63	Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property and Secretary
Carol R. Lizak	57	Chief Financial Officer
Jonathan S. Wolin	59	Chief of Staff, General Counsel and Chief Compliance Officer
Set forth below is a summary of the business experience of our Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property and Secretary, Steven R. King, our Chief Financial Officer, Carol R. Lizak, and our Chief of Staff and General Counsel, Jonathan S. Wolin. Our Chief Executive Officer’s biography has been provided above.
Steven R. King, Ph.D.   Dr. King has served as our Executive Vice President of Sustainable Supply, Ethnobotanical Research and Intellectual Property since March 2014 and as our Secretary since September 2014. He was promoted to Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property in March 2020. From 2002 to 2014, Dr. King served as the Senior Vice President of Sustainable Supply, Ethnobotanical Research and Intellectual Property at our wholly-owned subsidiary, Napo Pharmaceuticals, Inc. Prior to that, Dr. King served as the Vice President of Ethnobotany and Conservation at Shaman Pharmaceuticals, Inc. Dr. King has been recognized by the International Natural Products and Conservation Community for the creation and dissemination of research on the long-term sustainable harvest and management of Croton lechleri, the widespread source of crofelemer. Dr. King is currently a member of the board of directors of Healing Forest Conservatory, a California not-for-profit public benefit corporation. Dr. King holds a Ph.D. in Biology from the Institute of Economic Botany of the New York Botanical Garden and an M.S. in Biology from the City University of New York.
Carol R. Lizak.   Ms. Lizak has served as our Chief Financial Officer since April 2021. She joined the Company in May 2019 as Vice President of Finance and Corporate Controller and was promoted to Chief Accounting Officer in August 2019 and Senior Vice-President of Finance and Chief Accounting Officer in March 2020. Prior to joining us, Ms. Lizak served as Senior Director and Corporate Controller of Zosano Pharma Corporation from November 2017 to January 2019, as Controller of Quantum Secure, Inc. from July 2016 to August 2017, and as Executive Director, Corporate Controller of Alexza Pharmaceuticals, Inc. from September 2014 to July 2016. Prior thereto, she spent nine years as Corporate Controller of a subsidiary of HID Global Corporation. Ms. Lizak holds an M.B.A from Pepperdine University, Graziadio School of Business and Management and a B.S. in Business Administration from the University of Santo Tomas.
Jonathan S. Wolin.   Mr. Wolin has served as our Chief of Staff and General Counsel since September 4, 2019. He joined the Company in November 2018 as Chief Compliance Officer and Corporate Counsel of the Company and continues to serve as Chief Compliance Officer. Prior to joining the Company, Mr. Wolin served as an independent consultant advising clients on corporate compliance from June 2017 to November 2018, as Chief Administrative Officer of Braden Partners (d/b/a Pacific Pulmonary Services) from September 2016 to May 2017, as Chief Compliance Officer of Natera, Inc. from June 2015 to August 2016, and as Chief Compliance Officer of Braden Partners from September 2013 to May 2015. Mr. Wolin holds a J.D. from The Catholic University of America, Columbus School of Law, an M.B.A. from The George Washington University — School of Business and a B.S. in Accounting from the University of Maryland.
Officers serve at the discretion of the board of directors. There are no family relationships among any of our executive officers or among any of our executive officers and our directors. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table (2020 and 2019)
The total compensation paid to the Company’s Principal Executive Officer and its two highest compensated executive officers other than the Principal Executive Officer, respectively, for services rendered in 2020 and 2019, as applicable, is summarized as follows:
	Year	Salary ($)	Bonus ($)	Option awards ($)(1)	All other compensation ($)(2)	Total ($)
Lisa A. Conte	2020	500,000	—	874,451	25,213	1,399,664
President and Chief Executive	2019	500,000	—	917,935	15,230	1,433,165
Officer
Steven R. King, Ph.D.	2020	300,000	—	300,073	32,228	632,301
Chief, Sustainable Supply,	2019	291,931	—	305,010	31,736	628,677
Ethnobotanical Research and
Intellectual Property
Jonathan Wolin	2020	306,750	—	172,334	29,762	508,846
Chief of Staff, General Counsel	2019	270,133	—	88,332	22,930	381,395
and Chief Compliance Officer

Footnotes to Summary Compensation Table
(1)
Represents the dollar amounts recognized for financial statement reporting purposes with respect to the fiscal year (for stock option awards) determined under FASB ASC Topic 718. On June 3, 2019, the Company filed the Certificate of Fifth Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-70 reverse split of the Company’s voting common stock, effective June 7, 2019. The reverse split has been retrospectively reflected in the following options held by each executive officer as of December 31, 2020:

a.
Ms. Conte — an aggregate of 1,279,972 shares were granted as follows: 153 shares granted April 1, 2014, 81 shares granted July 2, 2015, 108 shares granted July 7, 2015, 66 shares granted April 1, 2016 which became effective at the annual stockholders’ meeting of June 14, 2016, 303 shares granted September 22, 2016, 16 shares granted December 19, 2016, 272 shares granted December 21, 2017, 3,093 shares granted on March 12, 2018, 6,399 shares granted on June 1, 2018, and 1,042,052 shares granted on July 24, 2019. On March 20, 2020, Ms. Conte was granted 227,429 shares at an exercise price of $0.45. The weighted average exercise price of all of Ms. Conte’s option grants is $5.38.

b.
Dr. King — an aggregate of 426,839 shares were granted as follows: 89 shares granted April 1, 2014, 47 shares granted July 2, 2015 which became effective at the annual stockholders’ meeting of June 14, 2016, 27 shares granted April 1, 2016 which became effective at the annual stockholders’ meeting of June 14, 2016, 22 shares granted September 22, 2016, 4 shares granted December 19, 2016, 91 shares granted December 21, 2017, 1,265 shares granted on March 12, 2018, 2,133 shares granted on June 1, 2018, and 347,351 shares granted on July 24, 2019. On March 20, 2020, Dr. King was granted 75,810 shares at an exercise price of $0.45. The weighted average exercise price of all of Dr. King’s option grants is $5.53.

c.
Mr. Wolin — an aggregate of 362,299 shares were granted as follows: 1,429 shares granted November 28, 2019, 260,513 shares granted on July 24, 2019, and 41,500 shares granted on September 5, 2019. On March 20, 2020, Mr. Wolin was granted 56,857 shares at an exercise price of $0.45. The weighted average exercise price of all of Mr. Wolin’s options grants is $1.58.

d.
All of the April 1, 2014 option grants vested 25% on January 1, 2015 (nine months from grant date), with the remainder vesting equally over the following 27 months such that the options are vested in full on April 1, 2017. All of the July 2, 2015 options were granted contingent upon approval of the Company’s stockholders at the June 14, 2016 annual stockholders’ meeting and vest 1/36th per month beginning one month after grant date, with the remainder vesting equally over the following 35 months such that the option is vested in full on July 2, 2018. Ms. Conte’s July 7, 2015 option was likewise granted contingent upon approval of the Company’s stockholders at the June 14, 2016 annual stockholders’ meeting and vests 1/36th per month beginning one month after grant date, with the remainder vesting equally over the following 35 months such that the option is vested in full on July 7, 2018. All of the options granted on April 1, 2016 which became effective at the annual stockholders’ meeting of June 14, 2016, September 22, 2016, December 19, 2016 vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on December 19, 2019. All of the December 21, 2017 options grants vested in full as of March 31, 2018 if the option holder was an employee on that date. All of the March 12, 2018 options grants vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on March 12, 2021. All of the June 1, 2018 options grants vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on June 1, 2021.All of the July 24, 2019 option grants vest 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The options will vest in full on July 24, 2022. All of the March 20, 2020 option grants vest 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The options will vest in full on March 19, 2023.
(2)
Amounts shown in this column reflect incremental health insurance premiums paid for such executive’s family members.

Narrative to Summary Compensation Table
Understanding our history is key to the understanding of our compensation structure for 2019 and 2020. After our initial public offering closed on May 18, 2015, the executive officers of privately-held Jaguar Health, Inc. (f/k/a Jaguar Animal Health, Inc.) became our named executive officers.
Base Salary
Effective May 1, 2018, the Compensation Committee increased Ms. Conte’s annual base salary from $440,000 to $500,000 and Dr. King’s annual base salary from $280,500 to $290,317, and on November 1, 2019, Dr. King’s annual base salary was increased from $290,317 to $300,000. Effective April 1, 2021, the Compensation Committee increased Ms. Conte’s annual base salary from $500,000 to $535,700 and Dr. King’s annual base salary from $300,000 to $311,900. Mr. Wolin was hired on November 28, 2018 with an annual base salary of $260,000. On September 6, 2019, we entered into a promotion letter with Mr. Wolin, pursuant to which his base salary was increased to $280,800, effective September 1, 2019. His annual base salary was increased to $300,000 and $309,000 effective November 1, 2019 and April 1, 2020, respectively. Effective April 1, 2021, the Compensation Committee increased Mr. Wolin’s annual base salary from $309,000 to $344,800.
Equity Compensation
Ms. Conte and Dr. King received stock option grants at the time they were hired by privately-held Jaguar Animal Health, Inc. Such options generally vest over time, with 25% of the options vesting after nine months of employment and monthly vesting thereafter with full vesting after three years. Mr. Wolin received stock option grants with a similar vesting schedule at the time they were hired by us. The board of directors periodically grants additional options to the current named executive officers that typically vest ratably over a three-year period.
All stock options and RSUs issued to our current named executive officers vest and become exercisable upon a change in control.

Outstanding Equity Awards at 2020 Fiscal Year End
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2020.
	Options Vesting Commencement Date	Number of Securities Underlying Unexercised Options		Option exercise price	Stock Option expiration date
		Exercisable	Unexercisable
Lisa A. Conte	4/1/2014	153	—(1)	$2,661.75	4/1/2024
	7/2/2015	81	—(2)	$5,344.50	7/2/2025
	7/7/2015	108	—(3)	$5,082.00	7/7/2025
	4/1/2016	66	—(4)	$1,659.00	4/1/2026
	9/22/2016	303	—(5)	$1,312.50	9/22/2026
	12/19/2016	16	—(6)	$777.00	12/19/2026
	12/21/2017	272	—(7)	$129.57	12/21/2027
	3/12/2018	3,093	—(8)	$588.00	3/12/2028
	6/1/2018	5,688	711(9)	$190.86	6/1/2028
	7/24/2019	636,809	405,243(10)	$1.73	7/24/2029
	3/20/2020	56,857	170,572(11)	$0.45	3/20/2030
Steven R. King, Ph.D.	4/1/2014	89	—(1)	$2,661.75	4/1/2024
	7/2/2015	47	—(2)	$5,344.505	7/2/2025
	4/1/2016	27	—(4)	$1,659.00	4/1/2026
	9/22/2016	22	—(5)	$1,312.50	9/22/2026
	12/19/2016	4	—(6)	$11.10	12/19/2026
	12/21/2017	91	—(7)	$129.57	12/21/2027
	3/12/2018	1,265	—(8)	$588.00	3/12/2028
	6/1/2018	1,896	237(9)	$190.86	6/1/2028
	7/24/2019	212,270	135,081(10)	$1.73	7/24/2029
	3/20/2020	18,952	56,858(11)	$0.45	3/20/2023
Jonathan Wolin	11/28/2018	992	437	$30.80	11/28/2028
	7/24/2019	130,256	130,257(10)	$1.73	7/24/2029
	9/5/2019	18,125	25,375(12)	$1.20	9/5/2029
	3/20/2020	14,214	42,643(11)	$0.45	03/20/2033

(1)
On January 1, 2015, 25% of each of such named executive officer’s shares vested and became exercisable. The remainder of the shares were vested in approximately equal monthly installments through April 1, 2017, subject to continued service with us through each relevant vesting date.

(2)
The shares were granted on July 2, 2015 contingent upon the approval of the stockholders at the June 14, 2016 annual stockholders’ meeting and vest 1/36th per month beginning one month after grant date, with the remainder vested equally over the following 35 months such that the option was fully vested on July 2, 2018, subject to continued service with us through each relevant vesting date.

(3)
The shares were granted on July 7, 2015 contingent upon the approval of the stockholders at the June 14, 2016 annual stockholders’ meeting and vested 1/36th per month beginning one month after grant date, with the remainder vested equally over the following 35 months such that the option was fully vested on July 7, 2018, subject to continued service with us through each relevant vesting date.

(4)
The options were granted on April 1, 2016, which became effective at the annual stockholders’ meeting of June 14, 2016, and vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on April 1, 2019, subject to continued service with us through each relevant vesting date.

(5)
The options were granted on September 22, 2016 and vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on September 22, 2019, subject to continued service with us through each relevant vesting date.

(6)
The options were granted on December 19, 2016 and vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on December 19, 2019, subject to continued service with us through each relevant vesting date.(10)

(7)
The options were granted on December 21, 2017 and vest 100% on March 31, 2018 if the officer is an employee as of such date.

(8)
The options were granted on March 12, 2018 and vest 1/36th per month over thirty-six months such that the option is vested in full on March 12, 2021, subject to continued service with us through each relevant vesting date.

(9)
The options were granted on June 1, 2018 and vest 1/36th per month over thirty-six months such that the option is vested in full on June 12, 2021, subject to continued service with us through each relevant vesting date.

(10)
The options that were granted on July 24, 2019 vest 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The option will vest in full on July 24, 2022.

(11)
The options that were granted on March 20, 2020 vest 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The option will vest in full on March 20, 2023.

(12)
The options that were granted on September 5, 2019 vest 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The option will vest in full on September 5, 2023.

Executive Employment Agreements
Lisa A. Conte
In March 2014, we entered into an offer letter with Ms. Conte to serve as our Chief Executive Officer, effective March 1, 2014, in an at-will capacity. Under this offer letter, Ms. Conte’s annual base salary is $400,000, she is eligible for an annual target bonus of 30% of her base salary. Effective June 15, 2015, our board of directors has reviewed the terms of Ms. Conte’s employment arrangement in connection with its annual compensation review, and has adjusted Ms. Conte’s base salary to $440,000. Ms. Conte is entitled to participate in all employee benefit plans, including group health care plans and all fringe benefit plans. Effective May 1, 2018, the Compensation Committee adjusted Ms. Conte’s base salary to $500,000. Effective May 14, 2018, Ms. Conte was eligible for annual target bonus of 40% of her base salary. Effective April 1, 2021, the Compensation Committee adjusted Ms. Conte’s base salary to $535,700.
Steven R. King, Ph.D.
In February 2014, we entered into an offer letter with Dr. King to serve as our Executive Vice President, Sustainable Supply, Ethnobotanical Research and Intellectual Property, effective March 1, 2014, in an at-will capacity. Under the offer letter, Dr. King’s annual base salary is $255,000, he is eligible for an annual target bonus of 30% of his base salary, and he is eligible to participate in the employee benefit plans we offer to our other employees. Effective June 15, 2015, our board of directors has reviewed the terms of Dr. King’s employment arrangement in connection with its annual compensation review, and has adjusted Dr. King’s base salary to $280,500. Dr. King is entitled to participate in all employee benefit plans, including group health care plans and all fringe benefit plans. Effective May 14, 2018, Dr. King was eligible for annual target bonus of 40% of his base salary. His annual base salary was increased to $290,317, $300,000 and $311,900 effective May 1, 2018, November 1, 2019 and April 1, 2021, respectively.

Jonathan S. Wolin
In November 2018, we entered into an offer letter with Mr. Wolin to serve as our Chief Compliance Officer, effective November 28, 2018, in an at will capacity. Under the offer letter Mr. Wolin’s annual base salary is $260,000, he is eligible to receive an annual target bonus of 40% of his base salary, and he is eligible to participate in the employee benefit plans we offer to our other employees. On September 6, 2019, we entered into a promotion letter with Mr. Wolin, pursuant to which his base salary was increased to $280,800, effective September 1, 2019. His annual base salary was increased to $300,000, $309,000 and $344,800 effective November 1, 2019, April 1, 2020 and April 1, 2021, respectively.
Severance Arrangements with our Executive Officers
In June 2020, the Company entered into certain agreements relating to the payment of severance and other benefits to certain executive officers of the Company (the “Severance Agreements”), including Ms. Conte, Dr. King, Ms. Lizak and Mr. Wolin. The Severance Agreements provide for compensation and benefits if the executive officer is subject to (a) a termination of employment by the Company without Cause (as defined in the Severance Agreements) (other than death or disability) or (b) a Good Reason Termination (as defined in the Severance Agreements), within three months following a change in control. The compensation and benefits payable to the executive officer pursuant to the Severance Agreements are as follows:
•
Severance payment in an amount equal to twelve months of the executive officer’s base salary, which amount will be payable, in the Company’s discretion, as a lump sum or in equal installments over twelve months (the “Severance Period”), consistent with the Company’s normal payroll practices.

•
Payment of premiums for any Consolidated Omnibus Budget Reconciliation Act continuation coverage under the Company’s group health plan for twelve months following the termination of employment.

•
All unvested stock options and restricted stock units will accelerate and become fully vested as of the date of termination of employment and the executive officer will be entitled to exercise any of his or her vested stock options until the one-year anniversary of the termination of employment.

Each of the executive officer’s rights to receive benefits under the Severance Agreements is contingent upon the executive officer’s execution of a release agreement.
Compensation of Directors
The following table summarizes the total compensation earned in 2019 and 2020 for the Company’s non-management directors. Ms. Conte receives no additional compensation for her service as a director.
	Year	Fees Earned or Paid in Cash ($)	Option awards ($)(3)	Total ($)
James J. Bochnowski	2020	—	259,210	259,210
	2019	—	280,373	280,373
John Micek III	2020	—	149,635	149,635
	2019	—	148,938	148,938
Greg J. Divis	2020	—	104,041	104,041
	2019	—	69,858	69,858
Jonathan B. Siegel	2020	—	159,525	159,525
	2019	—	101,012	101,012
Jeffery C. Johnson(1)	2020	—	—	—
	2019	—	76,580	76,580
Murray David MacNaughtan(2)	2020	—	—	—
	2019	—	69,858	69,858

Footnote to Compensation of Directors Table
(1)
Mr. Johnson resigned from the board of directors effective February 21, 2020.

(2)
Mr. MacNaughtan resigned from the board of directors effective February 21, 2020.

(3)
Represents the dollar amounts recognized for financial statement reporting purposes with respect to the fiscal year (for stock option awards) determined under FASB ASC Topic 718. The aggregate number of options held by each non-management director officer as of December 31, 2020 was as follows: Mr. Bochnowski holds an aggregate of 258,670 options (38 options granted in fiscal year 2014, 19 options granted in fiscal year 2015, 98 options granted in fiscal year 2016, 4,619 options granted in fiscal year 2018 and 208,410 options granted in fiscal year 2019). Mr. Bochnowski was granted 45,486 options in March 2020; Mr. Micek III holds an aggregate of 150,857 options (102 options granted fiscal year 2016, 2,649 options granted fiscal year 2018 and 121,573 options granted in fiscal year 2019). Mr. Micek was granted 26,533 options in March 2020; Mr. Divis holds an aggregate of 149,604 options (1,498 options granted fiscal year 2018 and 121,573 options granted in fiscal year 2019). Mr. Divis was granted 26,533 options in March 2020.; and Mr. Siegel holds an aggregate of 255,394 options (1,498 options granted fiscal year 2018 and 208,410 options granted in fiscal year 2019. Mr. Siegel was granted 45,486 options in March 2020.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following includes a summary of transactions since January 1, 2019, to which we have been a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Compensation arrangements for our directors and executive officers are described in our annual proxy statement on Schedule 14A.
Transactions with Sagard
On May 29, 2019, the Company entered into a securities purchase agreement with Sagard Capital Partners, L.P. (“Sagard”), pursuant to which the Company issued to Sagard a promissory note in the principal amount of $500,000 (as amended, the “Sagard Note”) and a 5-year warrant (the “Sagard Warrant”) to purchase 187,500 in shares of the Company’s common stock (the “Sagard Warrant Shares”). The Sagard Note bore interest at the rate of 12% per annum and was scheduled to mature on July 31, 2019. On July 23, 2019, the Company entered into a payoff letter with Sagard, pursuant to which the Company paid Sagard $508,712 in cash to repay in full the Sagard Note, including interest accrued thereon.
On May 30, 2019, in consideration for the consent and waiver by Sagard to the Company’s guarantee of Napo’s obligations under the Existing Notes (as defined below) and the transactions contemplated in the Exchange Agreement (defined below) and Security Agreements (defined below), the Company agreed to pay Sagard a consent fee in an amount equal to $250,000, which was paid in July 2019.
On September 1, 2020, the Company entered into the Stock Plan Agreement for Payment of Consulting Services with Sagard Capital Partners Management Corp. (“SCPM”) and Sagard, pursuant to which the Company agreed to issue Sagard 2,289,474 shares of Common Stock in full satisfaction of all amounts owed by the Company to SCPM for services rendered by SCPM to the Company under the Management Services Agreement, dated March 23, 2018, by and between the Company and SCPM.
At the time of the above-referenced transactions, Sagard held in excess of 5% of our outstanding shares of Common Stock on an as-converted basis.
Transactions with CVP and Its Affiliates
In January through May 2019, the Company entered into exchange agreements with Chicago Venture Partners L.P. (“CVP”), pursuant to which the Company issued 395,970 shares of Common Stock in the aggregate to CVP in exchange for the elimination of approximately $6.4 million in the principal amount of secured promissory notes which bear interest at a rate of 8% per annum.
On May 28, 2019, the Company and Napo entered into an exchange agreement (the “Exchange Agreement”) with CVP, the holder of $10.5 million outstanding aggregate amount of convertible promissory notes issued by Napo pursuant to the Amended and Restated Note Purchase Agreement, dated March 31, 2017, by and between Napo, Kingdon Associates, M. Kingdon Offshore Master Fund L.P., Kingdon Family Partnership, L.P., and Kingdon Credit Master Fund L.P. (collectively, the “Existing Notes”). Pursuant to the Exchange Agreement, CVP exchanged the Existing Notes for a secured promissory note in the original principal amount of $10,535,900 the (“Exchange Note 1”) and a secured promissory note in the original principal amount of $2,296,926 (“Exchange Note 2” and together with Exchange Note 1, the “Exchange Notes”). The Exchange Notes bear interest at the rate of 10% per annum and mature on December 31, 2020. The outstanding balance of Exchange Note 2 is equal to the exchange fee that the Company agreed to pay CVP in consideration of certain accommodations granted to the Company and Napo, including but not limited to the extension of the maturity dates of the Existing Notes and the legal and other fees incurred by CVP in connection with the effectuation of the transactions contemplated under the Exchange Agreement.
On May 28, 2019, CVP also entered into security agreements with the Company (the “Jaguar Security Agreement”) and Napo (the “Napo Security Agreement”, and together with the Jaguar Security Agreement, the “Security Agreements”), pursuant to which CVP received (i) a security interest in substantially all of the Company’s assets as security for the Company’s obligations under Exchange Note 2 and (ii) a security interest in substantially all of Napo’s assets as security for Napo’s obligations under Exchange Note 1 and Exchange Note 2.
Between May 2019 and July 2019, the Company and CVP entered into note exchange agreements pursuant to which the Company made prepayments of principal and related accrued interest of $6,154,366 and $89,809, respectively, in lieu of making cash payments to CVP on Exchange Note 1, by issuing 1,119,440 shares of the Company’s common stock to CVP.
On March 4, 2020, the Company sold to Iliad Research and Trading, L.P., a Utah limited partnership affiliated with CVP (“Iliad”) a royalty interest entitling Iliad to $500,000 of future royalties on sales of Mytesi® (crofelemer) and certain up-front license fees and milestone payments from licensees and/or distributors for an aggregate purchase price of $350,000.
On April 15, 2020, Napo entered into a patent purchase agreement with Atlas Sciences, LLC (“Atlas”), an affiliate of CVP, pursuant to which Atlas agreed to purchase certain patents and patent applications (the “Patent Rights”) relating to Napo’s NP-500 drug product candidate (the “Sale”) for an upfront cash payment of $1.5 million. Concurrently with the Sale, the Company entered into a license agreement with Atlas (as amended on July 30, 2020, the “License Agreement”), pursuant to which Atlas granted the Company an exclusive 10-year license to use the Patent Rights and improvements thereon to develop and commercialize NP-500 in all territories worldwide except greater China, inclusive of the right to sublicense NP-500 development and commercialization rights. As consideration for such license, the Company is obligated to initiate a proof of concept Phase 2 study of NP-500 under an investigational new drug (“IND”) application with the U.S. Food and Drug Administration or an IND-equivalent dossier under appropriate regulatory authorities (the “Phase 2 study”) within six months of April 15, 2020. If the Company fails to initiate the Phase 2 study by this date for any reason, including the timely receipt of adequate funding to initiate the Phase 2 study, the Company will incur a trial delay fee equal to $2,515,000 (the “Trial Delay Fee”), which amount is payable monthly over a period of approximately ten months. On October 7, 2020, the Company entered into a fee settlement agreement Atlas, pursuant to which the Company issued to Atlas (i) 2,000,000 shares of Common Stock (the “Settlement Shares”) and (ii) pre-funded warrants to purchase 6,218,954 shares of Common Stock (the “Settlement Warrants” and, together with the Settlement Shares and the shares of Common Stock underlying the Settlement Warrants, the “Settlement Securities”) as complete settlement and satisfaction of the Trial Delay Fee for an effective offering price of $0.306 per share, which equals the Minimum Price as defined under Nasdaq Listing Rule 5635(d).
On September 1, 2020, the Company entered into an exchange agreement with Iliad, the holder of 5,524,926 shares (the “Original Shares”) of the Company’s Series A Convertible Participating Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), pursuant to which the Company and Iliad agreed to exchange the Original Shares for (i) 842,500 shares (the “Series C Preferred Shares”) of the Company’s Series C Perpetual Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”) and (ii) 842,500 shares (the “Series D Preferred Shares” and, together with the Series C Preferred Shares, the “Exchange Shares”) of the Company’s Series D Perpetual Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”).
Between October 8, 2020 and December 28, 2020, the Company entered into privately negotiated exchange agreements with Iliad, pursuant to which the Company issued 24,343,751 shares of Common Stock and pre-funded warrants to purchase 7,057,692 shares of Common Stock in the aggregate at an effective price per share equal to the market price (defined as the Minimum Price under Nasdaq Listing Rule 5635(d)) in exchange for 1,718,159 Exchange Shares (collectively, the “Preferred Exchange Transactions”). As a result of the Preferred Exchange Transactions, no Series C Preferred Shares or Series D Preferred Shares remain outstanding.
Between September 23, 2020 and January 4, 2021, the Company entered into privately negotiated exchange agreements with CVP, pursuant to which we issued 22,885,330 shares of Common Stock in the aggregate at an effective price per share equal to the market price (defined as the Minimum Price under Nasdaq Listing Rule 5635(d)) in exchange for a $7,791,619 reduction in the outstanding balance of the Exchange Notes (collectively, the “Note Exchange Transactions”). As a result of the Note Exchange Transactions, as of January 4, 2021, the Exchange Notes have been repaid in full and are no longer outstanding.

On October 8, 2020, the Company sold to Iliad a royalty interest (the “October 2018 Royalty Interest”) entitling Iliad to $18 million of future royalties on sales of Mytesi® (crofelemer) and certain up-front license fees and milestone payments from licensees and/or distributors for an aggregate purchase price of $6 million.
On December 22, 2020, the Company sold to Irving Park Capital, LLC, an affiliate of CVP (“IPC”), a royalty interest entitling IPC to $12 million of future royalties on sales of Mytesi® (crofelemer) and certain up-front license fees and milestone payments from licensees and/or distributors for an aggregate purchase price of $6 million.
On January 19, 2021, the Company and Napo issued a secured promissory note in the aggregate principal amount of $6,220,813 to Streeterville Capital, LLC, an affiliate of CVP (“Streeterville”), which note bears interest at 3.25% per annum and matures on January 20, 2025.
On March 8, 2021, the Company sold to Streeterville a royalty interest entitling Streeterville to $10 million of future royalties on sales of Mytesi® (crofelemer) for the prophylaxis and/or symptomatic relief of inflammatory diarrhea and certain up-front license fees and milestone payments from licensees and/or distributors for an aggregate purchase price of $5 million.
At the time of certain of the above-referenced transactions, CVP and its affiliates held in excess of 5% of our outstanding shares of Common Stock.
Transactions with Oasis Capital
In January through March of 2019, the Company issued 194,760 shares of Common Stock to Oasis Capital pursuant to a common stock purchase agreement, dated January 7, 2019, between the Company and Oasis Capital (the “January CSPA”), of which 4,285 shares of Common Stock were issued to Oasis Capital as an inducement to enter into the January CSPA and the remaining 190,476 shares were issued in a primary offering consisting of an equity line of credit at a fixed price of $52.50 per share or such other price agreed upon between the Company and Oasis Capital from time to time.
On March 24, 2019, the Company entered into a securities purchase agreement with Oasis Capital, pursuant to which the Company issued and sold in a registered public offering by the Company directly to Oasis Capital an aggregate of 19,019 shares of Common Stock at an offering price of $14.00 per share for gross proceeds of approximately $266,266 before deducting the placement agent fee and related offering expenses.
On April 5, 2019, the Company issued 4,842 shares of Common Stock to Oasis Capital pursuant to a common stock purchase agreement, dated April 1, 2019, between the Company and Oasis Capital (the “April CSPA”), which shares were offered and sold in a primary offering consisting of an equity line of credit at a price of $20.65 per share. The April CSPA was cancelled on June 14, 2019.
On November 13, 2019, the Company entered into a securities purchase agreement with Oasis Capital, pursuant to which the Company issued and sold, in a registered public offering by the Company directly to Oasis Capital, pre-funded warrants to purchase up to 2,222,223 shares (the “Pre-Funded Warrant Shares”) of Common Stock at an offering price of $0.80 per share (the “Pre-Funded Warrants”), which when added together with the exercise price of $0.01 per share, equaled the Minimum Price as defined under Nasdaq Listing Rule 5635(d).
On December 23, 2019, the Company entered into an exchange agreement with Oasis Capital, pursuant to which Oasis Capital exchanged the remaining Pre-Funded Warrants exercisable for 1,236,223 shares of Common Stock and 695,127 Pre-Funded Warrant Shares currently held by Oasis Capital (collectively, the “Exchange Securities”) for 10,165 shares (the “Series B-2 Preferred Shares”) of the Company’s newly authorized Series B-2 Convertible Preferred Stock pursuant to Section 3(a)(9) of the Securities Act (the “Exchange Transaction”). No additional shares of Common Stock were issued to Oasis Capital in the Exchange Transaction, and the number of shares of Common Stock underlying the Exchange Securities is equal to the number of shares of Common Stock underlying the Series B-2 Preferred Shares. On October 6, 2020, the Company entered into an exchange agreement with Oasis Capital, pursuant to which the Company and Oasis Capital agreed to exchange 790 Series B-2 Preferred Shares for 500,186 shares of Common Stock. Oasis Capital exercised its right to convert the remaining Series B-2 Preferred Shares into shares of Common Stock in accordance with the terms of such Series B-2 Preferred Shares on January 17, 2020 and December 23, 2020, such that no Series B-2 remain outstanding.
On March 24, 2020, the Company entered into an equity purchase agreement (the “ELOC Purchase Agreement”) with Oasis Capital which provides that, upon the terms and subject to the conditions and limitations set forth therein, Oasis Capital is committed to purchase up to an aggregate of $2.0 million of shares of Common Stock over the 36-month term of the ELOC Purchase Agreement.
On May 12, 2020, the Company and Napo, entered into an accounts receivable purchase agreement (as amended, the “A/R Purchase Agreement”) with Oasis Capital, pursuant to which Oasis Capital may from time to time in its discretion purchase accounts receivable of the Company or Napo on a recourse basis at a purchase price equal to 37.5% of the face amount of each of the purchased accounts (“A/R Purchase Price”). With respect to a purchased account, in the event Purchaser receives more than an amount equal to the sum of (i) the face amount of such purchased account multiplied by 0.0545 and (ii) the A/R Purchase Price from collection on such purchased account, then Oasis Capital will return any such excess overage amount to Company or Napo, as applicable, within five days after Purchaser’s receipt thereof. Between May 12, 2020 and December 3, 2021, Oasis Capital has purchased accounts receivable with an aggregate face amount of $8.0 million for an aggregate purchase price of $7.2 million, which purchases were effectuated pursuant to assignment agreements entered into between Napo and Oasis Capital from time to time.
On April 7, 2021, the Company entered into an amendment (the “ELOC Amendment”) to the ELOC Purchase Agreement with Oasis Capital, pursuant to which the parties agreed to increase (i) the purchase price per share of Common Stock issuable under the ELOC Purchase Agreement from $0.436 to $3.00 and (ii) the threshold trading price of the Common Stock for conducting sales under the ELOC Purchase Agreement from $0.5014 to $3.45 per share. In consideration for Oasis Capital’s entry into the ELOC Amendment, the Company issued Oasis Capital a common stock purchase warrant exercisable for 100,000 shares of Common Stock (the “ELOC Warrant”) with an exercise price per share equal to $1.87, the Minimum Price (as defined under Nasdaq Listing Rules) on the date of the ELOC Amendment.
At the time of certain of the above-referenced transactions, Oasis Capital held in excess of 5% of our outstanding shares of Common Stock.
Transactions with Ionic Ventures, LLC
On July 23, 2019, the Company issued 2,291 shares of Series B Preferred Stock, Series 1 warrants to purchase 1,250,000 shares of Common Stock (“Series 1 Warrants”), and Series 2 warrants to purchase 1,250,000 shares of Common Stock (“Series 2 Warrants”) to Ionic Ventures, LLC (“Ionic”) as part of an underwritten registered public offering (the “July 2019 Offering”).
On October 2, 2019, the Company entered into a warrant exercise agreement with Ionic, pursuant to which Ionic exercised for cash all of its Series 1 Warrants in accordance with the existing terms of the Series 1 Warrants for gross proceeds of $1,750,000 in exchange for the Company’s issuance to Ionic of 63 shares (the “Series B-1 Preferred Shares”) of the Company’s Series B-1 Preferred Stock, with a stated value of $12,201 (the “Series B-1 Preferred Stock”), which Series B-1 Preferred Shares are convertible for 630,063 shares of Common Stock.
On March 24, 2020, the Company entered into a warrant exercise and preferred stock amendment agreement (the “Amendment Agreement”) with Ionic, pursuant to which Ionic agreed to exercise in cash its Series 2 Warrants at a reduced exercise price of $0.5227 per share for gross proceeds to the Company of approximately $653,400. As further inducement to enter into the Amendment Agreement, the Company agreed to reduce the conversion price of the Company’s Series B Preferred Stock (of which Ionic remains the sole holder) from $2.00 to $0.4456.
At the time of certain of the above-referenced transactions, Ionic and its affiliates held in excess of 5% of our outstanding shares of Common Stock.
Transactions with Bryan Ezralow
On April 3, 2019, the Company entered into securities purchase agreements with certain entities controlled by Bryan Ezralow (the “Ezralow Entities”), pursuant to which the Company issued promissory notes in the aggregate principal amount of $1,000,000 (the “Ezralow Notes”) and 5-year warrants to purchase 500,000 shares of the Company’s common stock (the “Ezralow Warrant Shares”) for an aggregate purchase price of $1,000,000. The Ezralow Notes bore interest at the rate of 12% per annum and were scheduled to mature on July 31, 2019. On July 23, 2019, the Company entered into payoff agreements with the Ezralow Entities, pursuant to which the Ezralow Notes were cancelled in consideration for the Company’s payment of $518,082 in cash and the application of an additional $518,082 in funds allocated for repayment of the Ezralow Notes towards the purchase of units in the July 2019 Offering.
Mr. Ezralow held in excess of 5% of our outstanding shares of Common Stock on an as converted basis following the consummation of the above-referenced transaction.
Transactions with Lisa A. Conte
Lisa A. Conte has served as our President, Chief Executive Officer and a member of our board of directors since she founded the company in June 2013. On July 18, 2018, Ms. Conte purchased 21 shares of common stock for an aggregate purchase price of $1,668.60. On June 4, 2019, the Company entered into a securities purchase agreement with Ms. Conte, pursuant to which the Company issued a promissory note in the principal amount of $100,000 (the “Conte Note”) and a 5-year warrant to purchase 37,500 shares of the Company’s common stock (the “Conte Warrant Shares”) for an aggregate purchase price of $100,000. The Conte Note bore interest at the rate of 12% per annum and was scheduled to mature on July 31, 2019. On July 23, 2019, the Company entered into a payoff letter with Ms. Conte, pursuant to which the Company paid Ms. Conte $101,610 in cash to repay in full the Conte Note, including interest accrued thereon.
Transactions with James J. Bochnowski
James J. Bochnowski has served as a member of our board of directors since February 2014 and as Chairperson of our board since June 2014. On April 11, 2019, the Company entered into a securities purchase agreement with Bochnowski Family Trust (the “Bochnowski Trust”), for which Mr. Bochnowski is a co-trustee and beneficiary and shares voting and investment control over securities held in such trust, pursuant to which the Company issued a promissory note in the principal amount of $350,000 (the “Bochnowski Note”) and a 5-year warrant to purchase 218,750 shares of the Company’s common stock for an aggregate purchase price of $350,000. The Bochnowski Note bore interest at the rate of 12% per annum and was scheduled to mature on July 31, 2019. On July 23, 2019, the Company entered into a payoff agreement with the Bochnowski Trust, pursuant to which the Bochnowski Note was cancelled in consideration for the Company’s application of $361,161 in funds allocated for repayment of the Bochnowski Note towards the purchase of units in the July 2019 Offering.
Transactions with Jonathan B. Siegel
Mr. Siegel has served as a member of our board of directors since March 2018. On May 31, 2019, the Company entered into a securities purchase agreement with JBS Healthcare Ventures LLC (the “JBS”), for which Mr. Siegel is the sole member, pursuant to which the Company issued promissory notes in the aggregate principal amount of $75,000 (the “JBS Notes”) and 5-year warrants to purchase 34,375 shares of the Company’s common stock (the “JBS Warrant Shares”) for an aggregate purchase price of $75,000. The JBS Notes bore interest at the rate of 12% per annum and were scheduled to mature on July 31, 2019. On July 23, 2019, the Company entered into a payoff agreement with the JBS, pursuant to which the JBS Notes were cancelled in consideration for the Company’s payment of $50,821 in cash and the application of an additional $25,410 in funds allocated for repayment of the JBS Notes towards the purchase of units in the July 2019 Offering.
Transactions with Charles C. Conte
Charles C. Conte is the brother of Lisa A. Conte, who has served as our President, Chief Executive Officer and a member of our board of directors since she founded the company in June 2013.
On March 24, 2020, the Company entered into a Landlord Letter of Credit Agreement with Charles Conte (the “LC Facilitator”), pursuant to which the Company will pay the LC Facilitator an amount equal to $10,000 per month as consideration for delivering to the landlord (the “Landlord”) of the Company’s office space located at 201 Mission Street, Suite 2375, San Francisco, California (the “Premises”), a standby, unconditional, irrevocable, transferable letter of credit (the “Letter of Credit”), naming the Landlord as beneficiary, as collateral for the full performance by the Company of all of its obligations under the office lease agreement relating to the Premises. The Company also agreed to reimburse LC Facilitator up to $7,500 for reasonable out-of-pocket expenses incurred in establishing the Letter of Credit. The parties terminated the Letter of Credit in October 2020.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and officers. These agreements, among other things, require us or will require us to indemnify each director to the fullest extent permitted by Delaware law, including indemnification of expenses such as expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted incurred by the director or officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or officer.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act, and regulations of the SEC thereunder require our directors, officers and persons who own more than 10% of our Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of our Common Stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2020, our directors, officers and owners of more than 10% of our Common Stock complied with all applicable filing requirements.

AUDIT COMMITTEE REPORT
Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues it believes should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.
Mayer Hoffman McCann P.C. (MHM), our Company’s independent auditor for the year ended December 31, 2020, is responsible for expressing an opinion on the fairness of the presentation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America, in all material respects.
In this context, the Audit Committee has reviewed and discussed with management and MHM the audited financial statements for the year ended December 31, 2020. The Audit Committee has discussed with MHM the matters that are required to be discussed under the Public Accounting Oversight Board Auditing Standard No. 1301 “Communications with Audit Committees”. MHM has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board’s Ethics and Independence rule 3526 “Communications with Audit Committees Concerning Independence”, and the Audit Committee has discussed with MHM that firm’s independence. The Audit Committee has concluded that MHM’s provision of audit and non-audit services to the Company are compatible with MHM’s independence.
Based on the considerations and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements for the year ended December 31, 2020 be included in our Annual Report on Form 10-K. This report is provided by the following independent directors, who comprise the Audit Committee:
Audit Committee:
John Micek III, Chairperson
James J. Bochnowski
Jonathan B. Siegel
March 31, 2021

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING
In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2022 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our executive offices in San Francisco, California, before December 18, 2021. The board of directors has not determined the date of the 2022 Annual Meeting of the Company’s Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of the 2021 Annual Meeting of Stockholders.
Stockholder proposals (including recommendations of nominees for election to the board of directors) intended to be presented at the 2022 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, must be received in writing at our principal executive office no earlier than January 13, 2022 and no later February 12, 2022, in accordance with our bylaws. If the date of the 2022 Annual Meeting of Stockholders is scheduled for a date more than 30 days before or more than 60 days after May 13, 2022, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2022 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2022 Annual Meeting of Stockholders is first made, as set forth in our bylaws.
AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K
A copy of our Annual Report, which includes certain financial information about the Company, is being provided with this Proxy Statement. Copies of our Annual Report (exclusive of exhibits and documents incorporated by reference) may also be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Jonathan S. Wolin, 200 Pine Street, Suite 400, San Francisco, CA 94104 (415.371.8300 phone). Copies of exhibits and basic documents filed with the Annual Report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report over the Internet at the SEC’s website, www.sec.gov, or at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.
LIST OF THE COMPANY’S STOCKHOLDERS
A list of our stockholders as of April 12, 2021, the Record Date, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
Unless contrary instructions are received, we may send a single copy of the Annual Report, Proxy Statement and Notice of Annual Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.
If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:
1.
If your shares are registered in your own name, please contact our transfer agent by writing to them at American Stock Transfer & Trust Company, LLC, 6201 15th Ave., Brooklyn, NY 11219 (Attn: Jaguar Health, Inc. Representative), calling 1-800-937-5449, or emailing help@astfinancial.com.

2.
If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING
Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.
By Order of the Board of Directors.
Lisa A. Conte
Chief Executive Officer & President
San Francisco, California
April 19, 2021

ANNEX A
CERTIFICATE OF SEVENTH AMENDMENT TO THE
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
JAGUAR HEALTH, INC.
Jaguar Health, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:
1.   The name of the Corporation is Jaguar Health, Inc. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 6, 2013, under the name Jaguar Animal Health, Inc.
2.   This Certificate of Seventh Amendment to the Third Amended and Restated Certificate of Incorporation was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware and amends the provisions of the Company’s Third Amended and Restated Certificate of Incorporation.
3.   The amendment to the existing Third Amended and Restated Certificate of Incorporation being effected hereby is as follows:
a.   Delete the first paragraph of Article IV in its entirety and substitute in its place the following:
“The total number of shares of stock that the Corporation shall have authority to issue is Three Hundred Forty Four Million Four Hundred Seventy Five Thousand Seventy Four (344,475,074) shares, consisting of (i) Two Hundred Ninety Million (290,000,000) shares of common stock, $0.0001 par value per share (“Common Stock”), (ii) Fifty Million (50,000,000) shares of convertible non-voting common stock, $0.0001 par value per share (“Non-Voting Common Stock”), and (iii) Four Million Four Hundred Seventy Five Thousand Seventy Four (4,475,074) shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).”
4.   This Certificate of Seventh Amendment to the Third Amended and Restated Certificate of Incorporation shall be effective immediately upon filing with the Delaware Secretary of State.
****

A-1

IN WITNESS WHEREOF, Jaguar Health, Inc. has caused this Certificate of Seventh Amendment to the Third Amended and Restated Certificate of Incorporation to be signed by [                 ], its [                 ], this [ • ] day of [ • ], 2021.
JAGUAR HEALTH, INC. A Delaware corporation
By: Name: Title:

A-2

ANNUAL MEETING OF SHAREHOLDERS OFJAGUAR HEALTH, INC.May 13, 2021INTERNET - Access “www.voteproxy.comwww.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) inthe United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.IN PERSON - You may vote your shares in person by attending the Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.comwww.astfinancial.com to enjoy online access.Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.10030303040300000100 5051321THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR "FOR" PROPOSALS 2, 3, 4, 6 AND “3 YEARS” ON PROPOSAL 5.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1.Election of Director:FOR THE NOMINEEWITHHOLD AUTHORITY FOR THE NOMINEE NOMINEE:Greg J. DivisClass III director 2.Ratifying the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.3.Approving an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to increase the number of authorized shares of Common Stock from 150,000,000 shares to 290,000,000 shares.4.Approving, on a non-binding advisory basis, the compensation paid by us to our named executive officers as disclosed in the attached Proxy Statement. FOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAIN 5.Indicating, on a non-binding advisory basis, the frequency of future advisory votes to approve the compensation paid by us to our named executive officers. 1 YEAR 2 YEARS 3 YEARS ABSTAINFOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 6.Approving a proposal to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 37.Such other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR THE NOMINEE in Proposal 1, FOR Proposals 2, 3, 4, 6 and for 3 years on Proposal 5.MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.